Property Plant and Equipment Net (Detail) - USD ($) $ in Thousands	Dec. 31, 2017	Dec. 31, 2016
Property Plant And Equipment [Abstract]
Land and land improvements	$ 974,622	$ 915,158
Mineral reserves and interests	1,162,289	1,114,560
Buildings	154,564	151,115
Machinery and equipment	4,006,619	3,766,975
Construction in progress	199,973	167,722
Gross property, plant and equipment	6,498,067	6,115,530
Less accumulated depreciation, depletion and amortization	(2,905,254)	(2,692,135)
Total	$ 3,592,813	$ 3,423,395